UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 28, 2016

NORTHWEST INDIANA BANCORP

(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue

Munster, Indiana 46321

(Address of principal executive offices) (Zip Code)

(219) 836-4400

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 28, 2016, NorthWest Indiana Bancorp issued a press release reporting its unaudited financial results for the twelve months and quarter ending December 31, 2015. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2016, Stanley E. Mize notified the Board of Directors (the “Board”) of NorthWest Indiana Bancorp (the “Bancorp”) of his intent not to stand for reelection as a Class I Director of the Bancorp upon the expiration of his current term, which expires at the Bancorp’s 2016 Annual Meeting of Stockholders. Mr. Mize’s decision not to stand for reelection is not a result of any disagreement with the Bancorp on any matter relating to the Bancorp’s operations, policies or practices. In connection with the expiration of Mr. Mize’s current term at the Bancorp’s 2016 Annual Meeting of Stockholders, the Board nominated Joel Gorelick to stand for election as a Class I Director at the Bancorp’s 2016 Annual Meeting of Stockholders. On January 28, 2016, Mr. Gorelick notified the Board of his intention to resign as a Class II Director at the conclusion of the Bancorp’s 2016 Annual Meeting of Stockholders, contingent upon his election as a Class I Director at such meeting. Mr. Gorelick’s decision to resign as a Class II Director is solely to facilitate his election as a Class I Director at the 2016 Annual Meeting of Stockholders and is not a result of any disagreement with the Bancorp on any matter relating to the Bancorp’s operations, policies or practices.  Effective upon the conclusion of the Bancorp’s 2016 Annual Meeting of Stockholders and contingent upon Mr. Gorelick’s election as a Class I Director at such meeting, a vacant directorship will be created by Mr. Gorelick’s resignation as a Class II Director.  The Board will appoint a director to fill the Class II Director vacancy in accordance with the By-Laws to a term that will expire at the 2017 annual meeting.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	2015 Annual Earnings and Fourth Quarter Release and Unaudited Consolidated Condensed Balance Sheets, Consolidated Condensed Statements of Income and Selected Financial Data for the Twelve Months and Quarter Ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2016

NORTHWEST INDIANA BANCORP

By:	/s/ David A. Bochnowski
Name: David A. Bochnowski
Title: Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	2015 Annual Earnings and Fourth Quarter Release and Unaudited Consolidated Condensed Balance Sheets, Consolidated Condensed Statements of Income and Selected Financial Data for the Twelve Months and Quarter Ended December 31, 2015